Exhibit 99.1

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On September 4, 2013, Gastar Exploration Inc. (“Gastar”) (formerly known as Gastar Exploration USA, Inc.) entered into a Purchase and Sale Agreement, dated September 4, 2013, by and among Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P. (the “Lime Rock Parties”) and Gastar (the “WEHLU Purchase Agreement”). Pursuant to the WEHLU Purchase Agreement, Gastar acquired a 98.3% working interest (80.5% net revenue interest) in 24,000 net acres of the West Edmond Hunton Lime Unit (“WEHLU”) located in Kingfisher, Logan and Oklahoma Counties, Oklahoma, all of which is held by production (“WEHLU Assets”). Pursuant to the WEHLU Purchase Agreement, Gastar completed the acquisition of the WEHLU Assets on November 15, 2013 for an adjusted cash purchase price of $177.8 million, reflecting customary adjustments and adjustment for an acquisition effective date of August 1, 2013 (the “WEHLU Acquisition”).

On October 29, 2013, Gastar sold 2,000,000 shares of its 10.75% Series B Cumulative Preferred Stock, par value $0.01 per share and liquidation preference $25.00 per share (the “Series B Preferred Stock”), in an underwritten public offering. On November 1, 2013, the underwriters partially exercised their option to purchase additional shares of Series B Preferred Stock and purchased an additional 140,000 shares of Series B Preferred Stock. The issuance of the 2,140,000 shares of Series B Preferred Stock closed on November 7, 2013 with Gastar receiving net proceeds of approximately $50.1 million after deducting underwriting commissions and offering expenses.

On November 15, 2013, Gastar issued an additional $125.0 million aggregate principal amount of additional notes under the Indenture. The 8 5/8% Senior Secured Note due 2018 are collectively referred to as the “Notes.” The Notes bear interest at a rate of 8.625% per year, payable semiannually in arrears on May 15 and November 15 of each year, beginning on November 15, 2013. The Notes will mature on May 15, 2018.

On October 2, 2013, Gastar Exploration Texas, LP (“Gastar Texas”) and Gastar, subsidiaries of Gastar Exploration, Inc. (formerly Gastar Exploration Ltd.) (the “Company”), sold to Cubic Energy, Inc. (“Cubic Energy”) approximately 31,800 gross (16,300 net) acres of leasehold interests in the Hilltop area of East Texas in Leon and Robertson Counties, Texas, including production from interests in producing wells, for an adjusted cash purchase price of approximately $42.9 million (the “East Texas Divestiture”).

On June 7, 2013, Gastar purchased from Chesapeake Exploration, L.L.C. and Larchmont Resources, L.L.C. approximately 157,000 net acres of Mid-Continent oil and gas leasehold interests, including production from interests in 176 net producing locations in Oklahoma, for approximately $69.4 million (the “Chesapeake Acquisition”). The Chesapeake Acquisition had an effective date of October 1, 2012. In connection with the Chesapeake Acquisition, the Company, Gastar Texas and Gastar Exploration Texas, LLC entered into a Settlement Agreement with Chesapeake Energy Corporation, L.L.C. and Chesapeake Energy Corporation and its affiliates (together, “Chesapeake”). In order to effect a mutual full and unconditional release and settlement of all claims made in a lawsuit filed by Chesapeake, Gastar agreed to pay Chesapeake approximately $10.8 million in cash, approximately $9.8 million of which to repurchase 6,781,768 outstanding common shares of the Company's common stock held by Chesapeake (the “Chesapeake Share Repurchase”). The Chesapeake Share Repurchase was also completed on June 7, 2013. Subsequent to the closing of the Chesapeake Acquisition, on July 1, 2013, Gastar's partner in an original area of mutual interest (“AMI”) in Oklahoma elected to exercise its rights within the AMI and acquired approximately 12,800 net acres and 50% of the interest acquired in 62 producing wells (effective October 1, 2012) previously acquired by Gastar as part of the Chesapeake Acquisition for an adjusted cash purchase price of $11.6 million (the “AMI Election”). Collectively, these transactions are referred to as the “Hunton Transactions.”

On May 15, 2013, Gastar issued $200.0 million aggregate principal amount of its 8 5/8% Senior Secured Notes due 2018 under an indenture by and among Gastar, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee and Collateral Agent (the “Notes Offering”). The net proceeds from the offering were used to (i) finance the Chesapeake Acquisition and the Chesapeake Share Repurchase and to settle litigation with Chesapeake, (ii) repay in full borrowings under the prior revolving credit facility and (iii) for general corporate purposes.

On August 6, 2013, (i) Newfield Exploration Mid-Continent Inc. (“Newfield”) acquired approximately 76,000 net acres of undeveloped oil and gas leasehold interests in Kingfisher and Canadian Counties, Oklahoma from Gastar, for an adjusted cash purchase price of approximately $58.5 million and (ii) Gastar acquired approximately 1,850 net acres of Oklahoma undeveloped oil and gas leasehold interests from Newfield (the “Gastar Acquired Acreage”) through a downward adjustment to the purchase price of $1.5 million (collectively, the “Newfield Divestiture”). The Newfield Divestiture had an effective date of May 1, 2013.

The following unaudited pro forma financial information is derived from the historical financial statements of the Company and Gastar and the audited and unaudited statements of revenues less direct operating expenses of the assets acquired in the Chesapeake Acquisition and the assets acquired in the WHELU Acquisition, and reflect the impact of the WEHLU Acquisition, East Texas Divestiture, the Hunton Transactions and the Newfield Divestiture, the Preferred Stock Sale and the issuance of $325.0 million of senior secured notes. The impact of the transactions is already reflected in the historical balance sheets of the Company and Gastar at December 31, 2013, and as such, pro forma balance sheets are not presented. The Unaudited Pro Forma Combined Statements of Operations of the Company and Gastar for the year ended December 31, 2013 have been prepared assuming the WEHLU Acquisition, East Texas Divestiture the Hunton Transactions, the Preferred Stock Sale and the issuance of $325.0 million of senior secured notes were consummated on January 1, 2013. The Newfield Divestiture is a disposition of undeveloped oil and gas leasehold interests and is accounted for as an adjustment of capitalized costs, with no gain recognized as such adjustment would not significantly alter the relationship between capitalized costs and proved reserves of oil and gas attributable to the Company's or Gastar's full cost pool. Therefore, the Newfield Divestiture has no impact on the unaudited pro forma combined statement of operations.

These unaudited pro forma combined financial statements should be read in conjunction with the notes hereto and the consolidated financial statements and notes thereto included in the Annual Report on Form 10-K for the year ended December 31, 2013, as well as the Statement of Revenues and Direct Operating Expenses of the Chesapeake Acquisition Properties filed as exhibit 99.1 to the Current Report on Form 8-K/A dated October 25, 2013 and the Statement of Revenues and Direct Operating Expenses of the WEHLU Acquisition Properties filed as exhibit 99.2 to the Current Report on Form 8-K dated October 28, 2013, each as jointly filed by the Company and Gastar USA.

The unaudited pro forma combined financial information is not indicative of the financial position or results of operations of the Company or Gastar which would have actually occurred if the transaction had occurred at the dates presented or which may be obtained in the future. In addition, future results may vary significantly from the results reflected in such statements due to normal oil and natural gas production declines, reductions in prices paid for oil or natural gas, future acquisitions or dispositions and other factors.

GASTAR EXPLORATION, INC. (FORMERLY KNOWN AS GASTAR EXPLORATION LTD.)
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

		Pro Forma Adjustments
	Company Historical	Hunton Transactions(1)		East Texas Divestiture		WEHLU Acquisition(2)
								Pro Forma
	(in thousands, except share data)
REVENUES:
Natural gas	$40,416	$1,940	(a)	$(7,672)	(i)	$2,904	(m)	$37,588
Oil and condensate	36,480	2,260	(a)	(1,002)	(i)	32,895	(m)	70,633
NGLs	15,611	207	(a)	—		4,760	(m)	20,578
Total natural gas, oil and NGLs revenues	92,507	4,407		(8,674)		40,559		128,799
Loss on commodity derivative contracts	(4,752)	—		—		—		(4,752)
Total revenues	87,755	4,407		(8,674)		40,559		124,047
EXPENSES:
Production taxes	4,651	227	(b)	(25)	(j)	2,059	(n)	6,912
Lease operating expenses	9,456	1,255	(b)	(2,294)	(j)	6,513	(n)	14,930
Transportation, treating and gathering	4,006	56	(b)	(2,818)	(j)	—		1,244
Depreciation, depletion and amortization	32,449	716	(c)	(4,124)	(k)	16,119	(o)	45,160
Accretion of asset retirement obligation	468	61	(d)	(159)	(l)	74	(p)	444
General and administrative expense	16,961	—		—		—		16,961
Litigation settlement expense	1,000	—		—		—		1,000
Total expenses	68,991	2,315		(9,420)		24,765		86,651
INCOME FROM OPERATIONS	18,764	2,092		746		15,794		37,396
OTHER INCOME (EXPENSE):
Gain on acquisition of assets at fair value	27,670	(27,670)	(e)	—		—		—
Interest expense	(13,168)	(4,446)	(f)	—		(9,496)	(q)	(27,110)
Investment income and other	48	—		—		—		48
Foreign transaction loss	(14)	—		—		—		(14)
INCOME BEFORE PROVISION FOR INCOME TAXES	33,300	(30,024)		746		6,298		10,320
Income tax benefit	(16,042)	16,042	(g)	—		—		—
NET INCOME	49,342	(46,066)		746		6,298		10,320
Dividend on preferred stock attributable to non-controlling interest	(9,378)	—		—		(5,032)	(r)	(14,410)
NET INCOME ATTRIBUTABLE TO GASTAR EXPLORATION, INC.	$39,964	$(46,066)		$746		$1,266		$(4,090)
NET INCOME PER SHARE OF COMMON STOCK ATTRIBUTABLE TO GASTAR EXPLORATION, INC. COMMON STOCKHOLDERS:
Basic	$0.66							$(0.07)
Diluted	$0.63							$(0.07)
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	60,220,115	(3,384,671)	(h)	—				56,835,444
Diluted	63,618,401	(3,384,671)	(h)	—				60,233,730
_____________________________

(1)
The pro forma adjustments to the unaudited pro forma combined statement of operations for the Hunton Transactions include five months and one week of revenues and direct operating expenses related to the Chesapeake Acquisition net of the interest acquired by the joint venture partner in the AMI Election. Six months and three weeks of Chesapeake Acquisition revenues have been recorded in the historical results of the Company for the year ended December 31, 2013.

(2)
The pro forma adjustments to the unaudited pro forma combined statement of operations for the WEHLU Acquisition include ten months and two weeks of revenues and direct operating expenses related to the WEHLU Acquisition. One month and two weeks of WEHLU Acquisition revenues have been recorded in the historical results of the Company for the year ended December 31, 2013.

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION INC. (FORMERLY KNOWN AS GASTAR EXPLORATION USA, INC.)
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

		Pro Forma Adjustments
	Gastar	Hunton		East Texas		WEHLU
	Historical	Transactions(1)		Divestiture		Acquisition(2)		Pro Forma
	(in thousands)
REVENUES:
Natural gas	$40,416	$1,940	(a)	$(7,672)	(i)	$2,904	(m)	$37,588
Oil and condensate	36,480	2,260	(a)	(1,002)	(i)	32,895	(m)	70,633
NGLs	15,611	207	(a)	—		4,760	(m)	20,578
Total natural gas, oil and NGLs revenues	92,507	4,407		(8,674)		40,559		128,799
Loss on commodity derivative contracts	(4,752)	—		—		—		(4,752)
Total revenues	87,755	4,407		(8,674)		40,559		124,047
EXPENSES:
Production taxes	4,651	227	(b)	(25)	(j)	2,059	(n)	6,912
Lease operating expenses	9,456	1,255	(b)	(2,294)	(j)	6,513	(n)	14,930
Transportation, treating and gathering	4,006	56	(b)	(2,818)	(j)	—		1,244
Depreciation, depletion and amortization	32,449	716	(c)	(4,124)	(k)	16,119	(o)	45,160
Accretion of asset retirement obligation	468	61	(d)	(159)	(l)	74	(p)	444
General and administrative expense	15,153	—		—		—		15,153
Litigation settlement expense	1,000	—		—		—		1,000
Total expenses	67,183	2,315		(9,420)		24,765		84,843
INCOME FROM OPERATIONS	20,572	2,092		746		15,794		39,204
OTHER INCOME (EXPENSE):
Gain on acquisition of assets at fair value	27,670	(27,670)	(e)	—		—		—
Interest expense	(13,016)	(4,446)	(f)	—		(9,496)	(q)	(26,958)
Investment income and other	20	—		—		—		20
Foreign transaction loss	(11)	—		—		—		(11)
INCOME BEFORE PROVISION FOR INCOME TAXES	35,235	(30,024)		746		6,298		12,255
Income tax benefit	(16,042)	16,042	(g)	—		—		—
NET INCOME	51,277	(46,066)		746		6,298		12,255
Dividend on preferred stock	(9,378)	—		—		(5,032)	(r)	(14,410)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDER	$41,899	$(46,066)		$746		$1,266		$(2,155)

_____________________________

(1)
The pro forma adjustments to the unaudited pro forma combined statement of operations for the Hunton Transactions include five months and one week of revenues and direct operating expenses related to the Chesapeake Acquisition net of the interest acquired by the joint venture partner in the AMI Election. Six months and three weeks of Chesapeake Acquisition revenues have been recorded in the historical results of the Company for the year ended December 31, 2013.

(2)
The pro forma adjustments to the unaudited pro forma combined statement of operations for the WEHLU Acquisition include ten months and two weeks of revenues and direct operating expenses related to the WEHLU Acquisition. One month and two weeks of WEHLU Acquisition revenues have been recorded in the historical results of the Company for the year ended December 31, 2013.

See accompanying notes to unaudited pro forma combined financial statements.

Pro Forma Adjustments

(a)	To record natural gas, condensate and oil and NGLs sales revenues for the Hunton Transactions for the year ended December 31, 2013.

(b)	To record direct operating expenses for the Hunton Transactions for the year ended December 31, 2013.

(c)	To record additional depreciation, depletion and amortization (“DD&A”) expense for the Hunton Transactions for the year ended December 31, 2013.

(d)	To record additional accretion expense for the Hunton Transactions for the year ended December 31, 2013.

(e)	To exclude the impact of the non-recurring gain on acquisition of assets at fair value resulting from the Chesapeake Acquisition.

(f)
To record additional interest expense related to the May 10, 2013 issuance of $200.0 million of senior secured notes at an interest rate of 8.625% issued in part to fund the Chesapeake Acquisition and Chesapeake Share Repurchase, net of (i) interest expensed on any borrowings under the prior revolving credit facility and (ii) additional interest capitalized on unproved properties.

(g)	To exclude the impact of the non-recurring income tax benefit related to the gain on acquisition of assets at fair value resulting from the Chesapeake Acquisition.

(h)	To reflect the incremental impact of the Chesapeake Settlement and Share Repurchase on the weighted average shares outstanding for the year ended December 31, 2013.

(i)	To record the reduction in natural gas, condensate and oil sales revenues for the East Texas Divestiture for the year ended December 31, 2013.

(j)	To record the reduction in direct operating expenses for the East Texas Divestiture for the year ended December 31, 2013.

(k)	To record the reduction in DD&A expense for the East Texas Divestiture for the year ended December 31, 2013.

(l)	To record the reduction in accretion expense on the asset retirement obligation for the East Texas Divestiture for the year ended December 31, 2013.

(m)	To record natural gas, condensate and oil and NGLs sales revenues for the WEHLU Acquisition for the year ended December 31, 2013.

(n)	To record direct operating expenses for the WEHLU Acquisition for the year ended December 31, 2013.

(o)	To record additional DD&A expense for the WEHLU Acquisition for the year ended December 31, 2013.

(p)	To record additional accretion expense on the asset retirement obligation for the WEHLU Acquisition for the year ended December 31, 2013.

(q)
To record additional interest expense, net of capitalized interest, for the November 15, 2013 issuance of $125.0 million of senior secured notes at an interest rate of 8.625% to fund a portion of the WEHLU Acquisition for the year ended December 31, 2013.

(r)
To record additional dividends on the issuance of $53.5 million of 10.75% perpetual preferred stock net of issuance costs of $3.4 million issued to fund a portion of the probable WEHLU Acquisition purchase price for the year ended December 31, 2013.